SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2003

Structured Products Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-89080	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

390 Greenwich Street, New York, New York	10013

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code (212) 723-9654

Item 1.	Changes in Control of Registrant. Not Applicable.

Item 2.	Acquisition or Disposition of Assets. Not Applicable.

Item 3.	Bankruptcy or Receivership. Not Applicable.

Item 4.	Changes in Registrant's Certifying Accountant. Not Applicable.

Item 5.	Other Events.

Supplement No. 1 dated January 17, 2001 to Prospectus Supplement dated December 15, 2000, to Prospectus dated May 13, 1999, Credit-Enhanced CorTS® Trust For Aon Capital A.

Item 6.	Resignations of Registrant's Directors. Not Applicable.

Item 7.	Financial Statements, Pro-Forma Financial Information and Exhibits.

(a) Not Applicable. (b) Not Applicable. (c) Exhibits.

Description Supplement No. 1 dated January 17, 2001 to Prospectus Supplement dated December 15, 2000, to Prospectus dated May 13, 1999, Credit-Enhanced CorTS®Trust For Aon Capital A.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated March 11, 2003

STRUCTURED PRODUCTS CORP. By: /s/ Matthew R. Mayers Name: Matthew R. Mayers Title: Authorized Signatory

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)

99	Supplement No. 1 dated January 17, 2001 E to Prospectus Supplement dated December 15, 2000, to Prospectus dated May 13, 1999, Credit-Enhanced CorTS® Trust For Aon Capital A.	E

SUPPLEMENT NO. 1
(To Prospectus Supplement dated December 15, 2000)
(To Prospectus dated May 13, 1999)

Structured Products Corp., the Depositor
406,800 Credit-Enhanced Corporate-Backed Trust Securities
(Credit-Enhanced CorTS®) Certificates
(principal amount $25 per Certificate)
issued by
Credit-Enhanced CorTS® Trust For Aon Capital A, the Trust
relating to
Aon Capital A 8.205% Capital Securities

        On December 15, 2000, the Trust issued $30,000,000 principal amount of Certificates. The assets of the Trust consist principally of 8.205% Capital Securities issued by Aon Capital A and all future payments of interest, a single payment of principal due on the underlying Capital Securities and, for the period from the Closing Date to and including December 31, 2001 (or an earlier date as described in this Prospectus Supplement), a total of $803,400 in cash or eligible investments. Initially, $30,000,000 principal amount of underlying Capital Securities and $600,000 in cash were deposited in the Trust. From time to time, the Depositor may deposit additional underlying Capital Securities in the Trust, and cause additional Certificates to be issued. On January 17, 2001, the Depositor caused an additional $10,170,000 principal amount of underlying Capital Securities and $203,400 in cash to be deposited in the Trust, and the Trust issued an additional $10,170,000 principal amount of Certificates. All additional Certificates issued in connection with the deposit of the additional underlying Capital Securities rank ratably with the Certificates previously issued by the Trust.

        All other provisions of the attached Prospectus Supplement and Prospectus remain unchanged.

        This Supplement No. 1 is not a summary of the provisions of the Certificates. You should read the accompanying Prospectus Supplement and Prospectus for more complete information about the Certificates.

        Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this Supplement No. 1 or the accompanying Prospectus Supplement and Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Public offering price.........................................................
Underwriting discount......................................................
Proceeds to Trust (before expenses)................................	Per Certificate $25 $0.7875 $24.2125	Total $10,170,000 $320,355 $9,849,645

         The Underwriters expect to deliver your additional Certificates in book-entry form only through The Depository Trust Company on or about January 17, 2001.

®“CorTS” is a registered service mark of Salomon Smith Barney Inc.

Salomon Smith Barney	First Union Securities, Inc.	Prudential Securities

January 17, 2001